© 2010 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
CLSA AsiaUSA Forum 2010
San Francisco, California
March 2, 2010
NORTHERN TRUST
CORPORATION
Exhibit 99.1

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Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Agenda
Northern Trust Corporation
Strategic Positioning
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Financial Strength
Conservative, Client Driven Balance Sheet
Consistent Earnings Power

© 2010 Northern Trust Corporation Service Expertise Integrity Strategic Positioning

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A Client-centric and Highly Focused Business Model
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds
Assets Under Custody
$3.7 Trillion
Assets Under Management               Balance Sheet Assets
$627.2 Billion $82.1 Billion
As of 12/31/09

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Credit Cards
Consumer Finance
Venture Capital
Stock Transfer
Investment Banking
Retail Banking
Sub-Prime Mortgage Underwriting
Discount Brokerage
American Depositary Receipts
Northern Trust has resisted the temptation to change our business or risk profile to capitalize on temporarily shifting cycles.
Businesses Northern Trust is NOT in:
A Client-centric and Highly Focused Business Model

© 2010 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

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Extensive Reach in Attractive Target Market
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Northern Trust Named
‘Best Private Bank in
‘Best Private Bank in
North America’
North America’
By publications of the Financial
Times Group, November 2009
Arizona
(5)
Florida
(25)
Illinois
(15)
Illinois
(15)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
New York (1)
Connecticut (1)
Delaware (1)
Massachusetts (1)

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Integrated Approach to Wealth Management…
…addresses the full spectrum of our clients’ unique needs.
Estate
Administration
Investment
Management
Estate
Planning
Tax
Services
Philanthropic
Services
Asset
Servicing
Financial
Planning
Private &
Business Banking
Online
Services
Family
Advisory
Services
Family
Education
Family Business
Management
Brokerage
Services
Client

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Largest Personal Trust Provider in the U.S.
Source: SNL Financial; As of September 30, 2009
Personal
Trust Assets
($ Billions)
2.
3.
4.
5.
6.
7.
8.
9.
10.
Northern Trust $190.4 1.
Bank of America 105.7
Wells Fargo 69.3
JPMorgan Chase 63.2
Citigroup 61.2
PNC Financial 51.2
Bank of NY Mellon        44.7
U.S. Bancorp 34.4
SunTrust 20.6
Wilmington Trust 18.7

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Bermuda
Canada
France
Germany
Greece
Ireland
Israel
Italy
Luxembourg
Mexico
Monaco
Netherlands
Portugal
Saudi Arabia
South Africa
Switzerland
Turkey
United Kingdom
USA
Spotlight: Industry Leading Wealth Management Group
Overview:
~410 family relationships in 19 countries
Average relationship size = $475+ million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1999-2009 = 14%
S&P 500 CAGR 1999-2009 = -3%
Serving the World’s Wealthiest Families
$65
$52
$196
$195
$114
$82
1999 2001 2003 2005 2007 2009
S&P 500
Assets Under Custody:
($ billions)
Client Locations:

© 2010 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

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A Worldwide Leader in the Institutional Marketplace
Fund accounting
Fund administration
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Index
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Positioned Globally for Growth
Serving clients locally and capitalizing on global opportunities
Dublin
Limerick
18 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne
Abu Dhabi
North America
Europe, Middle East, & Africa
Asia
Pacific
Stockholm

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Strong Presence in Target Institutional Segments
Sources: Pensions and Investments 26 January 2009 (all US Pensions), 22 December 2008 (Foundations, Endowments and
Investment Managers); Pension Funds and Their Advisors, 2008 (UK Funds); AsianInvestor, May 2008 (Asian Investors); the
Money Market Directory, 2008 (Healthcare Funds); A.M. Best Insurance Reports, Investments & Pensions Europe Top 1000
Pension Funds, September 2008 (Dutch and Nordics); and Benefits Canada Top 100 Pension Funds, June 2008.
Fund Administration
Serves 28% of the Top 200 Asset
Managers in the world
A leading provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 44%
200 U.S. Funds 47%
200 U.K. Funds 30%
Northern
Serves Of the Top
Public Funds / Taft-Hartley /
Insurance
Northern
Serves
Of the Top
25 Taft-Hartley Funds 36%
100 U.S. Public Funds 38%
100 U.S. Insurance Cos 24%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top

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Spotlight: Pursuing Mandates Across Multiple Markets
Singapore
Hong Kong
Australia
Switzerland
Sweden
Qatar
Malaysia
Germany
Norway
Kuwait
UAE
South Korea
Thailand
Finland
Ireland
Saudi Arabia
United Kingdom
Guernsey
and Jersey
U.S.A.
Canada
Netherlands
China
Philippines
~53% Global AUC
~35% Net Income – non U.S.
~35% Staff – outside U.S.
Bermuda
France
Indonesia
Brunei
Belgium
Iceland
Malta
Oman
Denmark
Japan
Taiwan
New
Zealand
Bahrain
Luxembourg

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$385
$2,087
$1,691
$1,933
$1,422
$312
$965
$727
$471
$452
$1,240
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Spotlight: A Decade of Strong Growth in International Assets
Global Custody Assets
($ Billions)
12/31/99 to 12/31/09 CAGR
Global Custody Assets  +20%
S&P 500 -3%
EAFE International -1%
Global
Custody
Assets as a %
of Assets
Under Custody
21%
23%
27%
32%
35%
38%
42%
48%
50%
47%
53%

© 2010 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

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$627.2 Billion
Assets Under Management as of December 31, 2009
$308 Billion
(49%)
Active
$280 Billion
(45%)
Index
$39 Billion
(6%)
Manager of Managers
Across Asset Classes Across Client Segments
$482 Billion
Institutional
$145 Billion
Personal
Across Styles
Equities
$265 Billion
(42%)
Fixed Income
$116 Billion
(19%)
Short
Duration
$229 Billion
(36%)
Other
$17 Billion
(3%)
A Diversified, World Class Asset Manager

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$51B / 35%
$47B / 32%
$36B / 25%
Investment Solutions for
Personal Clients
$145.2 Billion
Equities
Fixed
Income
Short
Duration
Other
$11B
8%
Providing Investment Solutions to Target Clients
$627.2 Billion
Assets Under Management as of December 31, 2009
$267B / 55%
$115B / 24%
Investment Solutions for
Institutional Clients
$482.0 Billion
Passive
Sec
Lending
Collateral
Other
$1B / <1%
Manager of Managers
$24B / 5%
$67B / 14%
Short
Duration
Active Fixed
Income / $8B / 2%

Equities: Large-Cap	Mid-Cap	Small-Cap	International	Enhanced	Emerging Markets	Socially Responsible	Frontier Emerging	Custom	Fixed Income: Core	International	Governments	Cash	Enhanced Cash	High Yield	Alternatives: Private Equity	Hedge Funds
	☑	☑	☑	☑						☑	☑	☑	☑	☑	☑		
	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑						
	☑	☑	☑	☑						☑						☑	☑

Northern Trust

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A Continuum of Global Investment Solutions
Client-specific solutions delivered through an extensive range of investment products and services
Products
Manager of
Managers
Global Index
Management
Active
Services
Securities Lending Transition Management Commission Recapture Securities Brokerage Cash Overlay

© 2010 Northern Trust Corporation Service Expertise Integrity Financial Strength

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Consistently Strong and Conservative Balance Sheet
91% of Northern Trust’s
total securities portfolio
composed of U.S. Treasury,
government sponsored
agency, and triple-A rated
securities
84% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
Total net, pre-tax unrealized
losses of only $36 million
High Quality, Short Duration
Securities Portfolio
Relationship-based lending
practices
Consistent and
conservative underwriting
standards
Loan quality notably better
than peer averages*
Diversified, High Quality
Loan Portfolio
Consistently Outstanding
Capital Strength
Northern Trust Corporation
Tier 1 Capital Ratio 13.4%
Well Capitalized Guideline 6.0%
Total Risk-Based Ratio 15.8%
Well Capitalized Guideline 10.0%
Leverage Ratio 8.8%
Well Capitalized Guideline 5.0%
Tier 1 Common Equity 12.8%
Tangible Common Equity 7.2%
$4.5
$6.3
$2.3
$3.6
$3.3
$3.1
$2.9
$3.9
$4.9
$2.7
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
COMMON EQUITY ($ Billions)
CAGR: +12%
All data is as of December 31, 2009.       *Top 20 U.S. banks in terms of balance sheet assets.
3.95%
2.56%
1.11%
0.44%
EOP NPAs to Loans NCOs to Avg Loans
NTRS Top 20 Peers' Average

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Strong, Consistent Growth Over Time
$1.5
$3.7
$4.1
$2.9
$2.1
$1.7
1999 2001 2003 2005 2007 2009
ASSETS UNDER CUSTODY ASSETS UNDER CUSTODY
($ Trillion)
1999-2009 CAGR = 9%
S&P 500 CAGR = -3%
EAFE CAGR = -1%
$292
$627
$757
$618
$479
$320
1999 2001 2003 2005 2007 2009
ASSETS UNDER MANAGEMENT ASSETS UNDER MANAGEMENT
($ Billion)
1999-2009 CAGR = 8%
S&P 500 CAGR = -3%
$1.8
$3.8
$3.6
$2.7
$2.1
$2.2
1999 2001 2003 2005 2007 2009
TOTAL REVENUES TOTAL REVENUES
($ Billion)
1999-2009 CAGR = 8%
S&P 500 CAGR = -3%
$405
$853
$821
$584
$405
$488
1999 2001 2003 2005 2007 2009
NET INCOME NET INCOME
($ Million)
1999-2009 CAGR = 8%
S&P 500 CAGR = -3%
Note: All VISA related items excluded due to their non-operating nature.

© 2010 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

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Well Positioned to Capitalize on Global Growth Opportunities
Financial Strength and Soundness a Differentiating Factor
Strategic Growth Opportunity + Financial Strength
Leadership position in attractive, client-focused, business segments
Strong brand and reputation with a 120-year heritage
Compelling growth opportunities from global dislocation
Proven record of managing the business for long-term growth and profitability
Conservative management practices
Distinctive balance sheet strength
Strong capital levels
Invested, experienced and stable management team

© 2010 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
CLSA AsiaUSA Forum 2010
San Francisco, California
March 2, 2010
NORTHERN TRUST
CORPORATION
Exhibit 99.1